UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  February 29, 2012

Date of reporting period:  February 29, 2012

Item 1. Reports to Stockholders.

NIEMANN TACTICAL
RETURN FUND

The Fund is a series of Advisors Series Trust.

www.ncmfunds.net

ANNUAL REPORT

February 29, 2012

Niemann Tactical Return Fund

Annual Review March 31, 2012

Dear Shareholder,

For the twelve months ended February 29, 2012, the Niemann Tactical Return Fund’s Class A shares returned -12.55% (without the effect of sales charges) and the Fund’s Class C shares returned -13.19% (without the effect of sales charges).  By comparison, for the same period, the Barclays Capital Global Aggregate Bond Index returned 6.52%, the Russell 3000® Index returned 4.45% and the MSCI EAFE Index returned -7.45%.

The twelve months ended February 29, 2012 proved to be one of the most difficult environments possible for tactical asset allocation managers. Few investments worked for long and a lot of positions that are historically uncorrelated moved aggressively up or down in tandem. This “perfect storm” environment made it unusually challenging to reduce risk with diversification and to invest in trends that would last.

In fact, 2011 was one of the most volatile years on record, where 90% of stocks moved in the same direction 69 out of the approximately 250 total trading days during the year, according to the Wall Street Journal. That’s about 1 in every 4 days and more than 2008 and 2009 combined. And 2008 and 2009 were crazy years!

When market volatility is high for long periods and everything is moving in the same direction, it’s easy to get false reads on trends as investors resort to trading on short-term news headlines instead of long-term fundamentals. Additionally, 2011 was a year packed with market-moving headlines. As you might recall, the equity markets around the globe took quite a hit in March from the natural disaster in Japan.

As a result, the markets fell through key support levels, but then they quickly recovered in April. The rebound put the intermediate-term trend data we watch closely back on solid ground. However, volatility exploded in May and June and took the markets lower again. The markets were clearly showing signs of severe fatigue: upward momentum was unraveling, money flows into the market were disappearing and economic data both in the U.S. and globally were starting to slow. Even China was showing signs of stress.

As one would expect with a tactical style of investing, the Fund became more defensively positioned with higher cash levels and defensive-sector allocations as market risk increased. Not long after, however, Federal Reserve Chairman Ben Bernanke assured investors that policy makers would be “prepared to take additional action, if conditions warranted,” and news about the Greek debt problem suddenly turned optimistic. The equity markets roared with enthusiasm (S&P 500® Index jumped 6%) in the final week of June. The big spike triggered another false bullish read in the intermediate trend and in some of our metrics.

As the summer continued, it became more apparent to us that the market was indeed suffering from serious structural problems and risk was therefore higher than indicated.  After the short-lived rebound at the end of June, we quickly lowered exposure to equities in the Fund once again and became as defensive as ever since the inception of the Fund.

We not only added to cash but also took opportunities with some inverse positions and added significant exposure to the U.S. and global bond markets. After all, there were numerous reasons for the market to become skittish: the U.S. debt downgrade, continuing European sovereign debt issues, the debt ceiling fiasco in Washington, D.C., and of course, further deterioration in global economic data.

In August, equity markets around the world experienced intensified stress and volatility.  Headline risk regarding European debt and a looming global recession took its toll on investors psychologically, and markets around the world fell very far, very fast.  The Fund continued to be positioned very defensively, which made a lot of sense from a risk management standpoint. Bonds, defensive sectors (such as utilities), and some inverse ETFs helped the Fund hold its own for the month and helped protect against losses.

In the fall season, the equity markets continued to exhibit excessive volatility, but the big correction phase ended as the markets started to trade within a tighter trading range. As a result, a base formed in September and the markets began to recover and ultimately they surged substantially higher after central banks around the world pumped massive amounts of liquidity into the system and continued to hold interest rates artificially low.

Had it not been for yet another massive intervention from governments and central banks around the world, the markets likely would have fallen apart again and losses could have been substantial. After all, the U.S. was showing signs of a double-dip recession, China was potentially heading for a hard landing, Europe’s debt mess was threatening to spread and U.S. government debt was exploding.

These concerns, coupled with the downside move in the equity markets in early October, led us to underweight equities during the final three months of 2011 to control risk.  This hurt the Fund’s relative performance as the stock markets around the world (especially in the U.S.) rallied rapidly and sharply during the final three months.  That’s the bad news.

The good news is that while 2011 was a “perfect storm” and worst-case scenario for tactical strategies, 2012 thus far has been the opposite. Market volatility has suddenly vanished, correlations have normalized and investors are once again focusing on fundamentals. In fact, Bloomberg reported that equity, bond and currency markets are now the calmest since 2007. As a result, we have been able to structure the Fund’s holdings with diversified sources of strength and profit potential should trends carry on.

If the market can continue to behave normally throughout the year, we think performance strength can last. However, we can’t ignore the possibility that the markets could become manic-depressive again when central banks and governments stop artificially stimulating markets. If that happens, we think that we should be much better prepared. Here’s why:

After spending several months dissecting the data from the excessively volatile, high correlation phase and carefully evaluating potential solutions for these types of scenarios, we are proud to announce that we implemented what we feel are some ground breaking upgrades on February 1st. The upgrades are designed to better handle periods like last year without missing out on too much performance potential.

At the moment, we are enjoying a substantially smoother overall market environment compared to 2011. This is allowing us to identify trends that should have more consistency and less risk.

Looking forward, we are optimistic that our improved process should have the ability to capture more performance in uptrend cycles while still helping to preserve capital in big downtrend phases.

Truly yours,

The Niemann Team

Past performance is not a guarantee of future results.

The opinions expressed above are those of the advisor, are subject to change, and should not be considered investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund will bear its share of the fees and expenses of underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in underlying funds. Investments in exchange-traded funds (ÒETFsÓ) are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (ÒNAVÓ), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.

The MSCI EAFE (Morgan Stanley Capital International, Europe, Australia and Far East) Index is an unmanaged index of over 1,000 foreign common stock prices including the reinvestment of dividends. It is widely recognized as a benchmark for measuring the performance of international value funds. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Correlation is a statistical measure of how two securities move in relation to each other.

The Niemann Tactical Return Fund is distributed by Quasar Distributors, LLC.

NIEMANN TACTICAL RETURN FUND

Comparison of the change in value of a $10,000 investment in the Niemann Tactical
Return Fund – Class A Shares vs the Barclays Capital Global Aggregate Bond Index,
MSCI EAFE Index, Russell 3000® Index and the Blended Index1

Average Annual Total Return:	One Year	Since Inception2
Niemann Tactical Return Fund – Class A Shares (with sales load)	-16.92%	-6.87%
Niemann Tactical Return Fund – Class A Shares (without sales load)	-12.55%	-4.33%
Niemann Tactical Return Fund – Class C Shares (with CDSC)	-14.05%	-5.04%
Niemann Tactical Return Fund – Class C Shares (without CDSC)	-13.19%	-5.04%
Barclays Capital Global Aggregate Bond Index	6.52%	6.97%
MSCI EAFE Index	-7.45%	2.47%
Russell 3000® Index	4.45%	10.76%
Blended Index1	1.33%	7.07%

Total Annual Fund Operating Expenses: Class A Shares – 5.93%; Class C Shares – 6.23%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-626-6080.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Class A shares may be subject to a 5.00% front-end sales load.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge. Class C shares may be subject to a CDSC of 1.00% on redemptions held for one year or less after purchase.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held less than 90 days.  If it did, total returns would be reduced. This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets.

The MSCI EAFE (Morgan Stanley Capital International, Europe, Australia and Far East) Index is an unmanaged index of over 1,000 foreign common stock prices including the reinvestment of dividends. It is widely recognized as a benchmark for measuring the performance of international value funds.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

1	The Blended Index is a combination of one-third of the Russell 3000® Index, one-third of the Barclays Capital Global Aggregate Bond Index, and one-third of the MSCI EAFE Index.
2	The Fund commenced operations on March 29, 2010.

NIEMANN TACTICAL RETURN FUND

EXPENSE EXAMPLE – February 29, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Niemann Tactical Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/11 – 2/29/12).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.75% and 2.50% per the operating expenses limitation agreement for the Niemann Tactical Return Fund – Class A shares and the Niemann Tactical Return Fund – Class C shares, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the Example below.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

NIEMANN TACTICAL RETURN FUND

EXPENSE EXAMPLE – February 29, 2012 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/11	2/29/12	9/1/11 – 2/29/12*
Class A Shares
Actual	$1,000.00	$1,011.70	$ 8.75
Hypothetical (5% return	$1,000.00	$1,016.16	$ 8.77
before expenses)

Class C Shares
Actual	$1,000.00	$1,007.30	$12.48
Hypothetical (5% return	$1,000.00	$1,012.43	$12.51
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account values over the period, multiplied by 182 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.  The annualized expense ratios of the Niemann Tactical Return Fund – Class A Shares and the Niemann Tactical Return Fund – Class C Shares are 1.75% and 2.50%, respectively.

ALLOCATION OF PORTFOLIO ASSETS – February 29, 2012 (Unaudited)

Percentages represent market value as a percentage of total investments.

NIEMANN TACTICAL RETURN FUND

SCHEDULE OF INVESTMENTS at February 29, 2012
Shares	COMMON STOCKS – 25.34%	Value

	Automotive Parts, Accessories,
	and Tire Stores – 0.57%
3,429	America’s Car-Mart, Inc. (a)	$152,968

	Beverage Manufacturing – 0.54%
2,538	Monster Beverage Corp. (a)	145,148

	Building Material and Supplies Dealers – 1.10%
2,868	Fastenal Co.	151,086
3,010	Home Depot, Inc.	143,186
		294,272
	Clothing Stores – 0.53%
2,646	Ross Stores, Inc.	141,111

	Computer Systems Design
	and Related Services – 1.00%
3,000	Sourcefire, Inc. (a)	135,060
5,378	SPS Commerce, Inc. (a)	133,643
		268,703
	Cut and Sew Apparel Manufacturing – 0.49%
2,620	Oxford Industries, Inc.	132,048

	Data Processing, Hosting,
	and Related Services – 0.49%
4,079	HMS Holdings Corp. (a)	131,425

	Electrical and Electronic Goods
	Merchant Wholesalers – 1.07%
700	W.W. Grainger, Inc.	145,411
7,730	TESSCO Technologies, Inc.	141,614
		287,025
	Electronics and Appliance Stores – 0.61%
5,300	REX American Resources Corp. (a)	162,551

	Fruit and Tree Nut Farming – 0.50%
4,899	Calavo Growers, Inc.	134,722

	Full-Service Restaurants – 1.10%
1,500	Buffalo Wild Wings, Inc. (a)	129,735
4,251	Domino’s Pizza, Inc. (a)	163,493
		293,228

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

SCHEDULE OF INVESTMENTS at February 29, 2012, Continued
Shares	COMMON STOCKS – 25.34%, Continued	Value

	Gasoline Stations – 0.53%
5,594	Susser Holdings Corp. (a)	$141,752

	Health and Personal Care Stores – 0.48%
1,533	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	127,607

	Insurance and Employee Benefit Funds – 1.05%
1,960	AMERIGROUP Corp. (a)	133,143
3,016	Centene Corp. (a)	147,181
		280,324

	Insurance Carriers – 0.47%
9,670	Stewart Information Services Corp.	127,064

	Lessors of Nonfinancial Intangible Assets
	(except Copyrighted Works) – 0.43%
1,989	Winmark Corp.	115,103

	Management of Companies and Enterprises – 0.53%
10,353	Citizens Republic Bancorp, Inc. (a)	141,733

	Medical Equipment and
	Supplies Manufacturing – 0.51%
10,355	Endologix, Inc. (a)	136,997

	Motion Picture and Video Industries – 0.68%
13,400	Lions Gate Entertainment Corp. (a)(b)	183,312

	Navigational, Measuring, Electromedical, and
	Control Instruments Manufacturing – 0.48%
3,200	Cepheid, Inc. (a)	129,248

	Office Administrative Services – 0.52%
1,719	Advisory Board Co. (a)	139,136

	Oil and Gas Extraction – 0.63%
6,084	Atlas Energy LP	168,344

	Other General Merchandise Stores – 0.54%
1,680	Tractor Supply Co.	143,590

	Other Investment Pools and Funds – 0.54%
6,150	Main Street Capital Corp.	143,910

	Other Support Services – 0.71%
4,393	Liquidity Services, Inc. (a)	189,997

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

SCHEDULE OF INVESTMENTS at February 29, 2012, Continued
Shares	COMMON STOCKS – 25.34%, Continued	Value

	Pesticide, Fertilizer, and Other
	Agricultural Chemical Manufacturing – 0.60%
699	Terra Nitrogen Co. LP	$159,896

	Pharmaceutical and Medicine
	Manufacturing – 6.21%
13,000	Affymax, Inc. (a)	132,730
12,050	Akorn, Inc. (a)	150,987
2,020	Alexion Pharmaceuticals, Inc. (a)	169,135
7,670	Amylin Pharmaceuticals, Inc. (a)	131,080
9,834	Elan Corp. PLC – ADR (a)	122,925
3,552	Jazz Pharmaceuticals, Inc. (a)(b)	186,373
11,755	Pharmacyclics, Inc. (a)	296,108
1,590	Regeneron Pharmaceuticals, Inc. (a)	166,616
11,182	Spectrum Pharmaceuticals, Inc. (a)	158,673
4,529	ViroPharma, Inc. (a)	145,200
		1,659,827

	Pipeline Transportation of Crude Oil – 0.54%
3,683	Sunoco Logistics Partners LP	143,821

	Pulp, Paper, and Paperboard Mills – 0.48%
7,200	Orchids Paper Products Co.	128,880

	Semiconductor and Other Electronic
	Component Manufacturing – 0.45%
9,667	RDA Microelectronics, Inc. – ADR (a)	119,194

	Soap, Cleaning Compound, and Toilet
	Preparation Manufacturing – 0.51%
3,428	Hi-Tech Pharmacal Co., Inc. (a)	136,846

	Water, Sewage and Other Systems – 0.51%
1,800	Cia de Saneamento Basico
	do Estado de Sao Paulo – ADR	135,216
	TOTAL COMMON STOCKS
	(Cost $6,183,490)	6,794,998

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

SCHEDULE OF INVESTMENTS at February 29, 2012, Continued
Shares	EXCHANGE-TRADED FUNDS – 67.20%	Value

95,000	First Trust Health Care AlphaDEX Fund	$2,843,350
66,000	First Trust NYSE Arca
	Biotechnology Index Fund (a)	2,591,820
9,000	iShares iBoxx High Yield Corp. Bond Fund ETF (a)	829,170
3,500	iShares MSCI Brazil Index Fund	242,060
18,000	iShares MSCI Malaysia Index Fund	264,060
4,500	iShares MSCI South Korea Index Fund	269,100
3,800	iShares MSCI South Africa Index Fund	264,898
8,100	iShares MSCI Sweden Index Fund	238,221
30,400	Market Vectors Emerging
	Markets Local Currency Bond	815,328
109,400	Market Vectors Pharmaceutical ETF (a)	4,087,184
55,300	PowerShares Build America Bond Portfolio	1,627,479
13,400	SPDR DB International Government
	Inflation-Protected Bond ETF	814,854
5,700	SPDR Russell/Nomura Small Cap Japan ETF	246,411
25,000	SPDR S&P Retail ETF	1,472,250
48,700	Technology Select Sector SPDR Fund	1,408,404
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $17,960,279)	18,014,589

	SHORT-TERM INVESTMENTS – 5.41%
1,449,369	Invesco STIT – Liquid Assets Portfolio –
	Institutional Class, 0.15% (c)	1,449,369
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,449,369)	1,449,369
	Total Investments in Securities
	(Cost $25,593,138) – 97.95%	26,258,956
	Other Assets in Excess of Liabilities – 2.05%	549,583
	NET ASSETS – 100.00%	$26,808,539

ADRAmerican Depositary Receipt
ETFExchange-Traded Fund
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day yield as of February 29, 2012.

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES at February 29, 2012

ASSETS
Investments in securities, at value (identified cost $25,593,138)	$26,258,956
Cash	6,831
Receivables
Fund shares issued	67,627
Investment securities sold	1,220,193
Dividends and interest	12,178
Prepaid expenses	19,682
Total assets	27,585,467
LIABILITIES
Payables
Securities purchased	651,109
12b-1 fees	39,751
Fund shares redeemed	19,847
Audit fees	18,800
Transfer agent fees and expenses	10,572
Advisory fees	10,194
Administration fees	7,691
Fund accounting fees	6,780
Shareholder servicing fees	3,167
Legal fees	2,511
Shareholder reporting	2,502
Custody fees	1,648
Chief Compliance Officer fee	1,451
Accrued expenses	905
Total liabilities	776,928
NET ASSETS	$26,808,539
CALCULATION OF NET ASSET VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$16,739,545
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	1,838,983
Net asset value and redemption price per share	$9.10
Maximum offering price per share
(Net asset value per share divided by 95.00%)	$9.58
Class C
Net assets applicable to shares outstanding	$10,068,994
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	1,119,595
Net asset value and offering price per share (Note 1)	$8.99
COMPONENTS OF NET ASSETS
Paid-in capital	$29,955,170
Undistributed net investment loss	(711)
Accumulated net realized loss on investments	(3,811,738)
Net unrealized appreciation on investments	665,818
Net assets	$26,808,539

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

STATEMENT OF OPERATIONS For the Year Ended February 29, 2012

INVESTMENT INCOME
Income
Dividends (Net of foreign tax withholdings of $276)	$277,303
Interest	10,498
Total income	287,801
Expenses
Advisory fees (Note 4)	285,580
Distribution fees – Class A (Note 5)	46,666
Distribution fees – Class C (Note 5)	98,917
Shareholder Servicing fees – Class A (Note 6)	83,717
Shareholder Servicing fees – Class C (Note 6)	43,665
Transfer agent fees and expenses (Note 4)	65,357
Administration fees (Note 4)	46,344
Fund accounting fees (Note 4)	40,524
Registration fees	38,531
Custody fees (Note 4)	19,330
Audit fees	18,800
Legal fees	11,220
Chief Compliance Officer fee (Note 4)	11,034
Reports to shareholders	8,226
Trustee fees	6,816
Insurance expense	3,323
Other expenses	8,396
Total expenses	836,446
Less: Expenses waived and reimbursed by Advisor (Note 4)	(262,493)
Net expenses	573,953
Net investment loss	(286,152)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(3,813,165)
Net increase from payments by affiliates and net gain
realized on the disposal of investments in violation
of investment restrictions (Note 8)	78,924
Capital gain distributions from regulated investment companies	1,147
Net change in unrealized depreciation on investments	(223,169)
Net realized and unrealized loss on investments	(3,956,263)
Net Decrease in Net Assets Resulting from Operations	$(4,242,415)

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

		March 29, 2010*
	Year Ended	through
	February 29, 2012	February 28, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(286,152)	$(23,180)
Net realized gain/(loss) on investments	(3,734,241)	130,527
Capital gain distributions from
regulated investment companies	1,147	10,171
Net change in unrealized
appreciation (depreciation) on investments	(223,169)	888,987
Net increase/(decrease) in net assets
resulting from operations	(4,242,415)	1,006,505
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	—	(31,195)
Class C	—	(4,711)
From net realized gain on investments
Class A	(103,398)	—
Class C	(63,413)	—
Total distributions to shareholders	(166,811)	(35,906)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	7,540,103	22,707,063
Total increase in net assets	3,130,877	23,677,662
NET ASSETS
Beginning of period	23,677,662	—
End of period	$26,808,539	$23,677,662
Undistributed net investment loss at end of period	$(711)	$—

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(a)	A summary of share transactions is as follows:

Class A

			March 29, 2010*
	Year Ended		through
	February 29, 2012		February 28, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,426,515	$13,774,517	1,629,247	$16,455,926
Shares issued on
reinvestments
of distributions	10,490	93,777	2,820	29,270
Shares redeemed**	(1,170,133)	(10,688,802)	(59,956)	(598,721)
Net increase	266,872	$3,179,492	1,572,111	$15,886,475
** Net of redemption
fees of		$4,405		$3,069

Class C

			March 29, 2010*
	Year Ended		through
	February 29, 2012		February 28, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	649,202	$6,363,725	698,922	$6,878,219
Shares issued on
reinvestments
of distributions	6,675	59,008	432	4,471
Shares redeemed**	(229,470)	(2,062,122)	(6,166)	(62,102)
Net increase	426,407	$4,360,611	693,188	$6,820,588
** Net of redemption
fees of		$732		$193

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A

		March 29, 2010*
	Year Ended	through
	February 29, 2012	February 28, 2011
Net asset value, beginning of period	$10.47	$10.00

Income from investment operations:
Net investment loss(1)	(0.07)^	(0.01	)^
Investment restriction violation (Note 8)	0.03	—
Net realized and unrealized
gain (loss) on investments	(1.28)	0.50
Total from investment operations	(1.32)	0.49

Less distributions:
From net investment income	—	(0.03)
From net realized gain on investments	(0.05)	—
Total distributions	(0.05)	(0.03)

Paid-in capital from redemption fees	0.00 ^#	0.01	^

Net asset value, end of period	$9.10	$10.47

Total return	-12.55%**	5.04	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$16,740	$16,454
Ratio of expenses to average net assets:(2)
Before expense reimbursement	2.67%	5.50	%++
After expense reimbursement	1.75%	1.75	%++
Ratio of net investment loss to average net assets:(2)
Before expense reimbursement	(1.69%)	(3.82	%)++
After expense reimbursement	(0.77%)	(0.07	%)++
Portfolio turnover rate	578.14%	433.73	%+

(1)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.

*	Commencement of operations.
^	Based on average shares outstanding.
#	Amount is less than $0.01.
**
Includes increase from payments made by the Advisor and net gain realized of 0.29% related to the disposal of securities held in violation of investment restrictions. Without these transactions, total return would have been -12.84%. Please refer to Note 8 for further details.

+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class C

		March 29, 2010*
	Year Ended	through
	February 29, 2012	February 28, 2011
Net asset value, beginning of period	$10.42	$10.00

Income from investment operations:
Net investment loss(1)	(0.14)^	(0.08	)^
Investment restriction violation (Note 8)	0.03	—
Net realized and unrealized
gain (loss) on investments	(1.27)	0.51
Total from investment operations	(1.38)	0.43

Less distributions:
From net investment income	—	(0.01)
From net realized gain on investments	(0.05)	—
Total distributions	(0.05)	(0.01)

Paid-in capital from redemption fees	0.00 ^#	0.00	^#

Net asset value, end of period	$8.99	$10.42

Total return	-13.19%**	4.29	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$10,069	$7,224
Ratio of expenses to average net assets:(2)
Before expense reimbursement	3.41%	5.80	%++
After expense reimbursement	2.50%	2.50	%++
Ratio of net investment loss to average net assets:(2)
Before expense reimbursement	(2.36%)	(4.19	%)++
After expense reimbursement	(1.45%)	(0.89	%)++
Portfolio turnover rate	578.14%	433.73	%+

(1)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.

*	Commencement of operations.
^	Based on average shares outstanding.
#	Amount is less than $0.01.
**
Includes increase from payments made by the Advisor and net gain realized of 0.29% related to the disposal of securities held in violation of investment restrictions. Without these transactions, total return would have been -13.84%. Please refer to Note 8 for further details.

+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 29, 2012

NOTE 1 – ORGANIZATION

The Niemann Tactical Return Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”)  as an open-end management investment company.  The investment objective of the Fund is to seek long-term capital appreciation.  The Fund currently offers Class A shares and Class C shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), will assess a 1.00% contingent deferred sales charge (“CDSC”) on Class A share purchases of $1,000,000 or more if they are redeemed within twelve months of purchase, unless the dealer of record waived its commission.  The Transfer Agent, will assess a CDSC of 1.00% on Class C shares redeemed within twelve months of purchase.  The Fund commenced operations on March 29, 2010.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2011, or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 29, 2012, Continued

accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended February 29, 2012, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$285,441	$6,555	$(291,996)

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 90 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the year ended February 29, 2012, Class A and Class C shares retained $4,405 and $732 in redemption fees, respectively.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 29, 2012, Continued

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 29, 2012:

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 29, 2012, Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and Food Services	$293,229	$—	$—	$293,229
Administrative Support,
Waste Management	329,133	—	—	329,133
Agriculture, Forestry, and Hunting	134,723	—	—	134,723
Finance and Insurance	551,297	—	—	551,297
Information	314,737	—	—	314,737
Management of Companies
and Enterprises	141,733	—	—	141,733
Manufacturing	2,748,084	—	—	2,748,084
Mining	168,344	—	—	168,344
Professional, Scientific,
and Technical Services	268,703	—	—	268,703
Real Estate, Rental, and Leasing	115,103	—	—	115,103
Retail Trade	1,163,850	—	—	1,163,850
Transportation and Warehousing	143,821	—	—	143,821
Utilities	135,216	—	—	135,216
Wholesale Trade	287,025	—	—	287,025
Total Common Stocks	6,794,998	—	—	6,794,998
Exchange-Traded Funds	18,014,589	—	—	18,014,589
Short-Term Investments	1,449,369	—	—	1,449,369
Total Investments in Securities	$26,258,956	$—	$—	$26,258,956

Refer to the Fund’s Schedule of Investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at February 29, 2012, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended February 29, 2012.

New Accounting Pronouncement:  On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, the Fund is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 29, 2012, Continued

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 29, 2012, Niemann Capital Management, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended February 29, 2012, the Fund incurred $285,580 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.75% and 2.50% of average daily net assets of the Fund’s Class A and Class C shares, respectively.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 29, 2012, the Advisor reduced its fees in the amount of $262,493; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $483,414 at February 29, 2012.  The expense limitation will remain in effect through at least June 30, 2012, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2014	$220,921
2015	262,493
$483,414

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 29, 2012, Continued

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended February 29, 2012, the Fund incurred $46,344 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended February 29, 2012, the Fund incurred $40,524, $53,456, and $19,330 in fund accounting, transfer agency (excluding out-of-pocket expenses), and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended February 29, 2012, the Fund was allocated $11,034 of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Fund’s Class A shares and Class C shares, respectively.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended February 29, 2012, the Class A shares and the Class C shares paid the Distributor $46,666 and $98,917, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Fund has entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the Class A shares and the Class C shares may pay servicing fees at an annual rate of 0.50% of the average daily net assets of each class. Effective January 1, 2012, the Advisor, has determined to voluntarily reduce the Fund’s shareholder servicing plan fee accrual from 0.50% of the Fund’s average daily net assets to 0.15% of the Fund’s average daily net assets. The decrease to the shareholder servicing plan fee is for an indefinite period and notification will be provided in advance of any future increase. Payments to the Advisor under the Agreement may reimburse the Advisor for

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 29, 2012, Continued

payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended February 29, 2012, the Class A shares and the Class C shares incurred shareholder servicing fees of $83,717 and $43,665 under the Agreement, respectively.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended February 29, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $122,733,915 and $115,464,254, respectively.

NOTE 8 –	ADVISOR REIMBURSEMENT FOR LOSS DUE TO VIOLATION OF INVESTMENT RESTRICTIONS

On April 6, 2011 and August 31, 2011, the Fund received reimbursements from the Advisor related to net losses incurred on the disposal of investments that were purchased in violation of the Fund’s investment restrictions during the year ended February 29, 2012. The losses realized from the sale of these investments were $18,259 and $33,073, respectively.  On June 13, 2011, the Fund earned realized gains of $27,592 on the disposal of an investment that was purchased in violation of the Fund’s investment restrictions during the year ended February 29, 2012. The net reimbursements and realized gains comprise the “net increase from payments by affiliates and net gain realized on the disposal of investments in violation of investment restrictions” in the Statement of Operations.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, partnership income and royalty trust income.

The distributions paid by the Fund during the years ended February 29, 2012 and February 28, 2011, were characterized as follows:

	February 29, 2012	February 28, 2011
Ordinary income	$147,918	$35,906
Long-term capital gains	18,893	—
Total	$166,811	$33,906

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 29, 2012, Continued

Ordinary income distributions may include dividends paid from short-term capital gains.

As of February 29, 2012, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$25,592,188
Gross unrealized appreciation	963,370
Gross unrealized depreciation	(296,602)
Net unrealized appreciation	666,768
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(3,813,399)
Total accumulated earnings/(losses)	$(3,146,631)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to partnership income and royalty trusts.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At February 29, 2012, the Fund had capital loss carryforwards as follows:

Short-Term Capital
Loss Carryovers
$3,813,399

To the extent the Fund realizes future net capital gains, the gains will be offset by any available capital loss carryforward.

NIEMANN TACTICAL RETURN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Niemann Tactical Return Fund

We have audited the accompanying statement of assets and liabilities of Niemann Tactical Return Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 29, 2012, and the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period March 29, 2010 (commencement of operations) to February 28, 2011.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Niemann Tactical Return Fund as of February 29, 2012, the statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period March 29, 2010 to February 28, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 27, 2012

NIEMANN TACTICAL RETURN FUND

NOTICE TO SHAREHOLDERS at February 29, 2012 (Unaudited)

For the year ended February 29, 2012, the Fund designated $147,918 as ordinary income for purposes of the dividends paid deduction.

For the year ended February 29, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 10.76%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 29, 2012 was 3.90%.

The percentage of taxable ordinary income distributions that are designated as interest related income under Internal Revenue Section 871(k)(2)(C) for the period ended February 29, 2012 was 100.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-626-6080 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2011

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available without charge, upon request, by calling 1-877-626-6080.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-877-626-6080.

NIEMANN TACTICAL RETURN FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operation of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

		Term of		Number of
		Office		Portfolios
	Position	and		in Fund	Other
	Held	Length		Complex	Directorships
Name, Address	with the	of Time	Principal Occupation	Overseen by	Held During
and Age	Trust	Served	During Past Five Years	Trustee(2)	Past Five Years

Sallie P. Diederich	Trustee	Indefinite	Independent Mutual Fund	1	Trustee, Advisors
(age 62)		term since	Consultant, (1995 to		Series Trust (for
615 E. Michigan Street		January	present); Corporate		series not affiliated
Milwaukee, WI 53202		2011.	Controller, Transamerica		with the Fund).
			Fund Management
			Company (1994 to 1995);
			Senior Vice President,
			Putnam Investments
			(1992 to 1993); Vice
			President and Controller,
			American Capital Mutual
			Funds (1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	1	Trustee, Advisors
(age 75)		term since	Consultant and former		Series Trust (for
615 E. Michigan Street		February	Executive Vice President		series not affiliated
Milwaukee, WI 53202		1997.	and Chief Operating Officer		with the Fund);
			of ICI Mutual Insurance		Trustee, The
			Company (until January 1997).		Forward Funds
					(37 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President,	1	Trustee, Advisors
(age 77)		term since	Hotchkis and Wiley Funds		Series Trust (for
615 E. Michigan Street		May	(mutual funds) (1985 to		series not affiliated
Milwaukee, WI 53202		2002.	1993).		with the Fund);
					Independent
					Trustee from 1999
					to 2009,
					E*TRADE Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	1	Trustee, Advisors
(age 72)		term since	Vice President, Federal		Series Trust (for
615 E. Michigan Street		February	Home Loan Bank of		series not affiliated
Milwaukee, WI 53202		1997.	San Francisco.		with the Fund).

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO, U.S.	1	Trustee, Advisors
(age 64)	Trustee	term since	Bancorp Fund Services,		Series Trust (for
615 E. Michigan Street		September	LLC (May 1991 to present).		series not affiliated
Milwaukee, WI 53202		2008.			with the Fund).

NIEMANN TACTICAL RETURN FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund Services,
(age 64)	Chief Executive	term since	LLC (May 1991 to present).
615 E. Michigan Street	Officer	September
Milwaukee, WI 53202		2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 44)	and Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Executive Officer	June 2003.	Services, LLC (March 1997 to present).
Milwaukee, WI 53202

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and
(age 50)	Principal Financial	term since	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Officer	December	LLC (October 1998 to present).
Milwaukee, WI 53202		2007.

Michael L. Ceccato	Vice President,	Indefinite	Vice President, U.S. Bancorp Fund Services,
(age 54)	Chief Compliance	term since	LLC (February 2008 to present); General
615 E. Michigan Street	Officer and	September	Counsel/Controller, Steinhafels, Inc.
Milwaukee, WI 53202	AML Officer	2009.	(September 1995 to February 2008).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S.
(age 46)		term since	Bancorp Fund Services, LLC (May 2006 to
615 E. Michigan Street		June 2007.	present); Senior Counsel, Wells Fargo Funds
Milwaukee, WI 53202			Management, LLC (May 2005 to May 2006);
Senior Counsel, Strong Financial Corporation
(January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-626-6080.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-626-6080 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

NIEMANN TACTICAL RETURN FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 6-8, 2011, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreement for the Niemann Tactical Return Fund with the Advisor for another annual term.  At this meeting, and at a prior meeting held on October 26-27, 2011, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered its knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2011 on both an absolute basis, and in comparison to its peer funds as classified by Lipper and Morningstar.  In reviewing the performance of the Fund, the Board took into account that the Fund was newer, with just over one year of performance history.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe and Morningstar comparative universe, was below its peer group median and Lipper Index (with respect to the Lipper comparative universe) or average (with respect to the Morningstar comparative universe) for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and found any differences to be reasonable.

NIEMANN TACTICAL RETURN FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its Lipper peer funds and to separate accounts for other types of clients advised by the Advisor, all Fund expense waivers and reimbursements, as well as information regarding fee offsets for separate account clients invested in the Fund.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.75% for the Class A shares and 2.50% for the Class C shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Class A shares and Class C shares was above the median and average of its peer group, both before and after the adjustment of the peer group to include only funds of a similar asset size.  The Board also noted that the contractual advisory fee was above the median and average of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were significantly below the peer group median and average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were below the standard fees charged to the Advisor’s separately managed account clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  In this regard, the Board noted that the Advisor anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees.  The Board also considered that the Fund does not utilize “soft dollars.”  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

NIEMANN TACTICAL RETURN FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Niemann Tactical Return Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Niemann Tactical Return Fund would be in the best interest of the Fund and its shareholders.

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Niemann Capital Management, Inc.
5615 Scotts Valley Drive, Suite 200
Scotts Valley, CA 95066

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
(877) 626-6080

Custodian
U.S. Bank National Association
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53213

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  To obtain a free prospectus please call (877) 626-6080.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2012	FYE 2/28/2011
Audit Fees	$15,900	$13,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2012	FYE 2/28/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/29/2012	FYE 2/28/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date   5/1/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date   5/1/12

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date   5/1/12

* Print the name and title of each signing officer under his or her signature.